                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 2, 2004
                                                           -------------

                                 WHX CORPORATION
             (Exact name of registrant as specified in its charter)

     Delaware                        1-2394                 13-3768097
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(State or other jurisdiction      (Commission               (IRS Employer
 of incorporation)                File Number)              Identification No.)

                 110 East 59th Street, New York, New York 10022
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                     Address of principal executive offices

Registrant's telephone number, including area code: (212) 355-5200
                                                    --------------

                                      N/A
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         (Former name or former address, if changed since last report.)

Item 5.   Other Events.
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          On April 2, 2004, WHX  Corporation  issued a press release  announcing that the Company's wholly-owned subsidiary, Handy & Harman, successfully entered into new financing arrangements with each of Congress Financial Corporation,  as agent, and Ableco Finance LLC, as agent,  with aggregate  commitments of $163.15 million.  For  additional  information,  reference is made to the press  release which is  incorporated  herein by  reference  and is attached  hereto as Exhibit
99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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         (c)         Exhibits
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                     Exhibit No.             Exhibits
                     -----------             --------

                     99.1                    Press Release of WHX Corporation
                                             dated April 2, 2004.

                                    SIGNATURE
                                    ---------

          Pursuant to the  requirements of the Securities  Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   WHX CORPORATION

Dated: April 2, 2004               By:  /s/ Robert K. Hynes
                                        ----------------------------------------
                                        Name:  Robert K. Hynes
                                        Title: Chief Financial Officer